SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  February 19, 1998


                           PACIFIC SCIENTIFIC COMPANY
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             (Exact name of registrant as specified in its charter)


         California                    1-7744                  94-0744970
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(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)


620 Newport Center Drive, Suite 700, Newport Beach, California         92660
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      (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code  (714) 720-1714


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS


         On February 19, 1998, an action was commenced against the Company and its directors in the Superior Court of California, County of Orange, by Shiela Freiberg, purporting to bring suit as a former holder ("Noteholder") of 7 3/4% Convertible Subordinated Debentures due June 15, 2003 issued by the Company, on behalf of a proposed class of all Noteholders. A copy of the complaint is filed as Exhibit 99.1 and incorporated herein by reference.



ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits.

            99.1 Complaint in Freiberg vs. Pacific Scientific Company filed on February 19, 1998 (Superior Court of California, County of Orange).






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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     February 25, 1998

                                      PACIFIC SCIENTIFIC COMPANY

                                      By:   /s/  Lester Hill
                                            Name:  Lester Hill
                                            Title: Chairman and Chief Executive
                                                    Officer
















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



                                  EXHIBIT LIST



Exhibit 99.1 Complaint in Freiberg vs. Pacific Scientific Company filed on February 19, 1998 (Superior Court of California, County of Orange).